UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2023

GD Culture Group Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

22F - 810 Seventh Avenue,

New York, NY 10019

(Address of Principal Executive Offices) (Zip code)

+1-347-2590292

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GDC	Nasdaq Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 29, 2023, GD Culture Group Limited (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) at 22F - 810 Seventh Avenue, New York, NY 10019. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 1,584,996 shares of the common stock, representing approximately 35% of the 4,483,643 shares of common stock issued and outstanding as of the record date of November 16, 2023, and therefore constituting a quorum. At the Annual Meeting, the following proposals were voted on:

1.	Election of the following persons as Directors of the Company.

	FOR	AGAINST	ABSTAIN	Broker Non-Vote
Xiao Jian Wang	176,321	3,969	2,953	1,401,753
Shuang Zhang	176,047	4,244	2,952	1,401,753
Mingyue Cai	175,145	5,146	2,952	1,401,753
Yi Zhong	142,409	37,963	2,871	1,401,753
Shuaiheng Zhang	142,376	37,997	2,870	1,401,753

According to Nevada Revised Statutes (NRS) 78.330 and the bylaw of the Company, directors of the Company shall be elected at the annual meeting of the stockholders by a plurality of the votes cast at the election. The proxy statement erroneous stated that the directors shall be elected by the affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. According to NRS 78.340, “[if] the directors shall not be elected on the day designated for the purpose, the corporation shall not for that reason be dissolved; but every director shall continue to hold office and discharge the duties of a director until a successor has been elected.” Therefore, every director shall continue to hold office until a successor has been elected. The company plans to hold a special meeting of stockholders to re-elect the directors.

2.	Ratification of HTL International, LLC to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

FOR	AGAINST	ABSTAIN
1,577,011	2,889	5,096

Accordingly, HTL International, LLC has been ratified to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 29, 2023	GD Culture Group Limited

	By:	/s/ Xiao Jian Wang
	Name:	Xiao Jian Wang
	Title:	Chief Executive Officer, President and Chairman of the Board

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